 Return to Form 8-k

HealthEase of Florida, Inc.		Medicaid HMO Non-Reform Contract
AHCA CONTRACT NO. FA905
AMENDMENT NO. 8

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor" or “Health Plan,” is hereby amended as follows:

1.
Effective, January 1, 2012, Attachment I, Scope of Services, Capitated Health Plans, Section D., Service(s) to be Provided, Item 1., Covered Medicaid Services, sub-item b.(3)(c), is hereby amended to include Table 5-A, Revised Health Plan Covered Services Chart, as follows.  All references in the Contract to Table 5, Health Plan Covered Services Chart shall hereinafter also refer to Table 5-A, Revised Health Plan Covered Services Chart, as appropriate.

TABLE 5-A
Revised Health Plan Covered Services Chart	Non- Reform Covered	Reform Covered
Advanced Registered Nurse Practitioner Services	X
Ambulatory Surgical Center Services	X
Birth Center Services	X
Child Health Check-Up Services	X
Chiropractic Services	X
Community Behavioral Health Services	X
County Health Department Services	X
Dental Services*
Durable Medical Equipment and Medical Supplies	X
Dialysis Services	X
Emergency Room Services	X
Family Planning Services	X
Federally Qualified Health Center Services	X
Frail/Elderly Program Services*
Freestanding Dialysis Centers	X
Hearing Services	X
Home Health Care Services	X
Hospital Services – Inpatient	X
Hospital Services – Outpatient	X
Immunizations	X
Independent Laboratory Services	X
Licensed Midwife Services	X
Optometric Services	X
Physician Services	X
Physician Assistant Services	X
Podiatry Services	X

 AHCA Contract No. FA905, Amendment No. 8, Page 1 of 3

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

TABLE 5-A
Revised Health Plan Covered Services Chart	Non- Reform Covered	Reform Covered
Portable X-ray Services	X
Prescribed Drugs	X
Prescribed Pediatric Extended Care Services
Primary Care Case Management Services	X
Private Duty Nursing (for Specialty Plan for Children with Chronic Conditions ONLY)
Rural Health Clinic Services	X
Targeted Case Management	X
Therapy Services: Occupational	X
Therapy Services: Physical	X
Therapy Services: Respiratory	X
Therapy Services: Speech	X
Transplant Services	X
Transportation Services*
Vision Services	X

2.
Effective, January 1, 2012, Attachment I, Scope of Services, Capitated Health Plans, Section D., Service(s) to be Provided, Item 2., Approved Expanded Benefits, sub-item a., is hereby amended to include Table 6-B, Revised Expanded Services, as follows.  All references in the Contract to Table 6, Expanded Services, and Table 6-A, Revised Expanded Services shall hereinafter also refer to Table 6-B, as appropriate.

TABLE 6-B
Revised Expanded Services
Effective January 1, 2012
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

3.
Effective September 1, 2011, Attachment I, Scope of  Services, Capitated Health Plans, Exhibit 2-NR-B, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2010, is hereby deleted in its entirety and replaced with Exhibit 2-NR-C, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2011, attached hereto and made a part of this Contract.  All references in the Contract to Exhibit 2-NR-B, shall hereinafter refer to Exhibit 2- NR-C, as appropriate.

Unless otherwise stated, this amendment is effective upon execution.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment, and all its attachments, are hereby made part of the Contract.

AHCA Contract No. FA905, Amendment No. 8, Page 2 of 3

HealthEase of Florida, Inc.	Medicaid HMO Non-Reform Contract

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the Parties hereto have caused this eight (8) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR
HEALTH CARE ADMINISTRATION

By:	/s/Christina Cooper	By:	/s/ Tonya Kidd for

Name:	Christina Cooper	Name:	Elizabeth Dudek

Title:	President, FL & HI Division	Title:	Secretary

Date:	12/27/11	Date:	12/29/11

List of Attachments/Exhibits included as part of this amendment:

Specify Type	Letter/ Number	Description
Attachment I	Exhibit 2-NR-C	Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2011 (5 pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

  AHCA Contract No. FA905, Amendment No. 8, Page 3 of 3

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

General Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.58	184.93	99.14	62.81	127.84	67.50	271.85	155.86	430.03	12,534.08	1,853.67	459.10	183.60	219.90	719.01	846.95	304.31	95.72	75.16
02	809.74	158.54	85.26	55.17	110.84	59.12	234.16	134.73	369.40	10,634.20	1,571.89	378.61	129.11	165.06	567.50	702.50	304.31	85.34	66.80
03	977.48	191.38	102.88	66.37	133.57	71.13	282.47	162.44	445.78	13,033.48	1,927.78	480.73	199.09	235.25	760.70	885.63	304.31	86.58	67.80
04	982.26	192.25	101.91	59.51	127.52	64.77	277.81	157.18	443.92	13,413.62	1,983.70	490.64	194.84	234.00	766.84	905.39	304.31	79.94	62.45
05	1,109.71	217.27	116.92	75.94	152.20	81.32	321.19	184.92	506.42	14,476.72	2,141.09	531.81	215.85	257.04	836.50	980.51	304.31	74.93	58.42
06	1,021.04	199.94	108.39	73.89	143.78	78.57	298.90	173.52	468.21	13,062.91	1,932.30	484.19	205.34	240.45	771.66	891.12	304.31	73.50	57.26
07	966.83	189.24	100.39	58.99	125.91	64.15	273.80	155.07	437.19	13,593.51	2,010.10	494.41	190.58	231.59	766.17	913.39	304.31	72.84	56.74
08	952.04	186.41	100.57	66.44	131.76	70.95	276.63	159.73	435.19	12,412.16	1,835.77	456.44	186.23	221.31	719.07	841.38	304.31	80.42	62.84
09	1,032.49	202.14	108.41	68.86	139.93	73.98	297.32	170.54	470.17	14,347.56	2,121.42	519.54	195.54	239.92	799.72	960.67	304.31	82.17	64.25
10	1,028.53	201.37	108.26	69.90	140.62	74.92	297.28	170.98	469.11	17,915.36	2,649.60	657.40	265.37	316.67	1,032.39	1,212.35	304.31	92.58	72.64
11	1,187.84	232.59	125.70	84.02	165.46	89.59	346.10	200.24	543.62	15,014.29	2,220.47	549.99	220.03	263.49	861.45	1,014.60	304.31	120.99	95.51
6B *	1,020.54	199.85	108.39	74.07	143.91	78.73	298.94	173.63	468.11	13,061.73	1,932.14	484.22	205.49	240.58	771.87	891.14	304.31	73.50	57.26

TABLE 2
General + Mental Health Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.69	185.04	101.42	73.90	138.20	77.86	281.21	165.22	436.32	12,535.85	1,855.44	479.56	233.51	260.16	798.67	877.14	321.65	105.67	85.11
02	809.82	158.62	86.94	63.35	118.47	66.75	241.06	141.63	374.03	10,636.65	1,574.34	406.90	198.14	220.74	677.67	744.25	321.65	95.29	76.75
03	977.58	191.48	104.95	76.48	143.01	80.57	291.00	170.97	451.51	13,035.03	1,929.33	498.65	242.81	270.52	830.48	912.07	321.65	96.53	77.75
04	982.44	192.43	105.47	76.86	143.72	80.97	292.45	171.82	453.76	13,415.57	1,985.65	513.21	249.90	278.41	854.72	938.69	321.65	89.89	72.40
05	1,109.82	217.38	119.15	86.82	162.35	91.47	330.37	194.10	512.59	14,478.63	2,143.00	553.88	269.70	300.48	922.45	1,013.08	321.65	84.88	68.37
06	1,021.10	200.00	109.62	79.88	149.37	84.16	303.96	178.58	471.61	13,064.26	1,933.65	499.77	243.36	271.12	832.34	914.11	321.65	83.45	67.21
07	967.00	189.41	103.81	75.65	141.46	79.70	287.85	169.12	446.63	13,595.73	2,012.32	520.10	253.26	282.15	866.20	951.30	321.65	82.79	66.69
08	952.12	186.49	102.22	74.49	139.28	78.47	283.42	166.52	439.76	12,413.76	1,837.37	474.89	231.24	257.62	790.90	868.60	321.65	90.37	72.79
09	1,032.61	202.26	110.86	80.78	151.06	85.11	307.38	180.60	476.93	14,350.11	2,123.97	548.96	267.31	297.81	914.26	1,004.08	321.65	92.12	74.20
10	1,028.64	201.48	110.43	80.47	150.48	84.78	306.20	179.90	475.10	17,917.79	2,652.03	685.44	333.77	371.85	1,141.56	1,253.72	321.65	102.53	82.59
11	1,187.93	232.68	127.53	92.93	173.78	97.91	353.62	207.76	548.67	15,016.41	2,222.59	574.45	279.72	311.64	956.71	1,050.70	321.65	130.94	105.46
6B *	1,020.60	199.91	109.57	79.84	149.30	84.12	303.81	178.50	471.38	13,063.07	1,933.48	499.73	243.33	271.10	832.26	914.03	321.65	83.45	67.21

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-C, Page 1 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

TABLE 3
General + MH + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.69	185.06	103.23	76.91	140.85	80.79	282.97	166.83	439.41	12,535.91	1,855.47	481.31	235.72	262.09	800.18	879.25	323.95	106.76	86.03
02	809.83	158.64	89.86	68.21	122.74	71.49	243.79	144.12	378.82	10,636.74	1,574.39	409.58	201.51	223.69	679.30	746.53	323.95	96.63	77.87
03	977.59	191.53	110.77	86.18	151.54	90.02	294.80	174.45	458.19	13,035.24	1,929.45	504.95	250.74	277.45	832.71	915.19	323.95	98.64	79.52
04	982.45	192.46	108.89	82.56	148.73	86.53	296.76	175.76	461.32	13,415.69	1,985.72	516.72	254.31	282.27	857.39	942.42	323.95	92.21	74.35
05	1,109.84	217.44	125.83	97.95	172.14	102.32	334.38	197.77	519.63	14,478.85	2,143.13	560.70	278.28	307.98	924.69	1,016.22	323.95	87.28	70.38
06	1,021.11	200.04	114.54	88.08	156.58	92.15	306.21	180.64	475.56	13,064.42	1,933.74	504.77	249.66	276.62	833.92	916.32	323.95	85.20	68.68
07	967.01	189.46	109.65	85.37	150.01	89.18	290.76	171.78	451.74	13,595.93	2,012.43	526.15	260.87	288.80	868.02	953.84	323.95	84.50	68.13
08	952.14	186.58	112.21	91.13	153.91	94.69	286.81	169.62	445.71	12,414.04	1,837.53	483.35	241.89	266.93	792.93	871.43	323.95	92.29	74.40
09	1,032.63	202.32	118.34	93.24	162.01	97.26	310.56	183.50	482.50	14,350.33	2,124.09	555.67	275.75	305.19	916.18	1,006.76	323.95	93.99	75.77
10	1,028.65	201.51	114.40	87.08	156.30	91.23	307.29	180.90	477.01	17,917.96	2,652.12	690.55	340.20	377.47	1,142.86	1,255.53	323.95	103.74	83.61
11	1,188.00	232.75	137.40	108.70	186.71	110.84	355.80	209.75	552.50	15,016.42	2,222.60	586.08	291.88	320.59	959.38	1,054.43	323.95	134.01	108.03
6B *	1,020.61	199.95	114.49	88.04	156.51	92.11	306.06	180.56	475.33	13,063.23	1,933.57	504.73	249.63	276.60	833.84	916.24	323.95	85.20	68.68

TABLE 4
General + MH + Transportation Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.62	187.12	102.70	74.71	140.05	80.81	284.50	169.78	440.86	12,591.13	1,898.82	487.69	238.50	269.54	826.05	900.84	324.43	109.55	88.28
02	816.21	160.54	88.12	64.09	120.17	69.47	244.09	145.84	378.22	10,685.88	1,612.98	414.14	202.58	229.10	702.06	765.36	324.43	98.51	79.370
03	984.48	193.55	106.22	77.28	144.85	83.50	294.27	175.51	456.03	13,083.83	1,967.63	505.83	247.21	278.80	854.65	932.99	324.43	100.56	81.04
04	988.24	194.17	106.54	77.53	145.26	83.43	295.20	175.63	457.56	13,465.86	2,025.12	520.61	254.44	286.95	879.63	960.26	324.43	94.30	75.99
05	1,114.99	218.93	120.10	87.42	163.73	93.67	332.82	197.50	515.98	14,525.16	2,179.52	560.72	273.90	308.38	945.50	1,033.03	324.43	88.93	71.67
06	1,026.36	201.58	110.59	80.49	150.77	86.40	306.46	182.04	475.06	13,112.00	1,971.11	506.79	247.67	279.22	855.98	934.58	324.43	87.18	70.25
07	972.68	191.11	104.86	76.31	142.97	82.11	290.54	172.85	450.35	13,646.03	2,051.80	527.50	257.80	290.69	891.11	972.87	324.43	85.88	69.21
08	958.75	188.48	103.44	75.26	141.04	81.29	286.56	170.88	444.10	12,462.04	1,875.26	481.99	235.60	265.82	814.81	889.30	324.43	93.02	74.95
09	1,039.33	204.28	112.10	81.56	152.85	87.97	310.57	185.02	481.33	14,399.99	2,163.12	556.29	271.81	306.28	938.96	1,025.47	324.43	96.06	77.41
10	1,034.50	203.24	111.51	81.15	152.04	87.27	308.98	183.75	478.93	17,971.60	2,694.26	693.35	338.63	380.98	1,168.21	1,276.79	324.43	106.30	85.66
11	1,192.81	234.14	128.43	93.50	175.08	99.98	355.93	210.97	551.86	15,061.69	2,258.13	581.11	283.81	319.33	979.14	1,070.12	324.43	134.22	108.13
6B *	1,025.86	201.49	110.54	80.45	150.70	86.36	306.31	181.96	474.83	13,110.81	1,970.94	506.75	247.64	279.20	855.90	934.50	324.43	87.18	70.25

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-C, Page 2 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

TABLE 5
General + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.51	187.01	100.42	63.62	129.69	70.45	275.14	160.42	434.57	12,589.36	1,897.05	467.23	188.59	229.28	746.39	870.65	307.09	99.60	78.33
02	816.13	160.46	86.44	55.91	112.54	61.84	237.19	138.94	373.59	10,683.43	1,610.53	385.85	133.55	173.42	591.89	723.61	307.09	88.56	69.42
03	984.38	193.45	104.15	67.17	135.41	74.06	285.74	166.98	450.30	13,082.28	1,966.08	487.91	203.49	243.53	784.87	906.55	307.09	90.61	71.09
04	988.06	193.99	102.98	60.18	129.06	67.23	280.56	160.99	447.72	13,463.91	2,023.17	498.04	199.38	242.54	791.75	926.96	307.09	84.35	66.04
05	1,114.88	218.82	117.87	76.54	153.58	83.52	323.64	188.32	509.81	14,523.25	2,177.61	538.65	220.05	264.94	859.55	1,000.46	307.09	78.98	61.72
06	1,026.30	201.52	109.36	74.50	145.18	80.81	301.40	176.98	471.66	13,110.65	1,969.76	491.21	209.65	248.55	795.30	911.59	307.09	77.23	60.30
07	972.51	190.94	101.44	59.65	127.42	66.56	276.49	158.80	440.91	13,643.81	2,049.58	501.81	195.12	240.13	791.08	934.96	307.09	75.93	59.26
08	958.67	188.40	101.79	67.21	133.52	73.77	279.77	164.09	439.53	12,460.44	1,873.66	463.54	190.59	229.51	742.98	862.08	307.09	83.07	65.00
09	1,039.21	204.16	109.65	69.64	141.72	76.84	300.51	174.96	474.57	14,397.44	2,160.57	526.87	200.04	248.39	824.42	982.06	307.09	86.11	67.46
10	1,034.39	203.13	109.34	70.58	142.18	77.41	300.06	174.83	472.94	17,969.17	2,691.83	665.31	270.23	325.80	1,059.04	1,235.42	307.09	96.35	75.71
11	1,192.72	234.05	126.60	84.59	166.76	91.66	348.41	203.45	546.81	15,059.57	2,256.01	556.65	224.12	271.18	883.88	1,034.02	307.09	124.27	98.18
6B *	1,025.80	201.43	109.36	74.68	145.31	80.97	301.44	177.09	471.56	13,109.47	1,969.60	491.24	209.80	248.68	795.51	911.61	307.09	77.23	60.30

TABLE 6
General + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.58	184.95	100.95	65.82	130.49	70.43	273.61	157.47	433.12	12,534.14	1,853.70	460.85	185.81	221.83	720.52	849.06	306.61	96.81	76.08
02	809.75	158.56	88.18	60.03	115.11	63.86	236.89	137.22	374.19	10,634.29	1,571.94	381.29	132.48	168.01	569.13	704.78	306.61	86.68	67.92
03	977.49	191.43	108.70	76.07	142.10	80.58	286.27	165.92	452.46	13,033.69	1,927.90	487.03	207.02	242.18	762.93	888.75	306.61	88.69	69.57
04	982.27	192.28	105.33	65.21	132.53	70.33	282.12	161.12	451.48	13,413.74	1,983.77	494.15	199.25	237.86	769.51	909.12	306.61	82.26	64.40
05	1,109.73	217.33	123.60	87.07	161.99	92.17	325.20	188.59	513.46	14,476.94	2,141.22	538.63	224.43	264.54	838.74	983.65	306.61	77.33	60.43
06	1,021.05	199.98	113.31	82.09	150.99	86.56	301.15	175.58	472.16	13,063.07	1,932.39	489.19	211.64	245.95	773.24	893.33	306.61	75.25	58.73
07	966.84	189.29	106.23	68.71	134.46	73.63	276.71	157.73	442.30	13,593.71	2,010.21	500.46	198.19	238.24	767.99	915.93	306.61	74.55	58.18
08	952.06	186.50	110.56	83.08	146.39	87.17	280.02	162.83	441.14	12,412.44	1,835.93	464.90	196.88	230.62	721.10	844.21	306.61	82.34	64.45
09	1,032.51	202.20	115.89	81.32	150.88	86.13	300.50	173.44	475.74	14,347.78	2,121.54	526.25	203.98	247.30	801.64	963.35	306.61	84.04	65.82
10	1,028.54	201.40	112.23	76.51	146.44	81.37	298.37	171.98	471.02	17,915.53	2,649.69	662.51	271.80	322.29	1,033.69	1,214.16	306.61	93.79	73.66
11	1,187.91	232.66	135.57	99.79	178.39	102.52	348.28	202.23	547.45	15,014.30	2,220.48	561.62	232.19	272.44	864.12	1,018.33	306.61	124.06	98.08
6B *	1,020.55	199.89	113.31	82.27	151.12	86.72	301.19	175.69	472.06	13,061.89	1,932.23	489.22	211.79	246.08	773.45	893.35	306.61	75.25	58.73

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-C, Page 3 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

TABLE 7
General + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.51	187.03	102.23	66.63	132.34	73.38	276.90	162.03	437.66	12,589.42	1,897.08	468.98	190.80	231.21	747.90	872.76	309.39	100.69	79.25
02	816.14	160.48	89.36	60.77	116.81	66.58	239.92	141.43	378.38	10,683.52	1,610.58	388.53	136.92	176.37	593.52	725.89	309.39	89.90	70.54
03	984.39	193.50	109.97	76.87	143.94	83.51	289.54	170.46	456.98	13,082.49	1,966.20	494.21	211.42	250.46	787.10	909.67	309.39	92.72	72.86
04	988.07	194.02	106.40	65.88	134.07	72.79	284.87	164.93	455.28	13,464.03	2,023.24	501.55	203.79	246.40	794.42	930.69	309.39	86.67	67.99
05	1,114.90	218.88	124.55	87.67	163.37	94.37	327.65	191.99	516.85	14,523.47	2,177.74	545.47	228.63	272.44	861.79	1,003.60	309.39	81.38	63.73
06	1,026.31	201.56	114.28	82.70	152.39	88.80	303.65	179.04	475.61	13,110.81	1,969.85	496.21	215.95	254.05	796.88	913.80	309.39	78.98	61.77
07	972.52	190.99	107.28	69.37	135.97	76.04	279.40	161.46	446.02	13,644.01	2,049.69	507.86	202.73	246.78	792.90	937.50	309.39	77.64	60.7
008	958.69	188.49	111.78	83.85	148.15	89.99	283.16	167.19	445.48	12,460.72	1,873.82	472.00	201.24	238.82	745.01	864.91	309.39	84.99	66.61
09	1,039.23	204.22	117.13	82.10	152.67	88.99	303.69	177.86	480.14	14,397.66	2,160.69	533.58	208.48	255.77	826.34	984.74	309.39	87.98	69.03
10	1,034.40	203.16	113.31	77.19	148.00	83.86	301.15	175.83	474.85	17,969.34	2,691.92	670.42	276.66	331.42	1,060.34	1,237.23	309.39	97.56	76.73
11	1,192.79	234.12	136.47	100.36	179.69	104.59	350.59	205.44	550.64	15,059.58	2,256.02	568.28	236.28	280.13	886.55	1,037.75	309.39	127.34	100.75
6B *	1,025.81	201.47	114.28	82.88	152.52	88.96	303.69	179.15	475.51	13,109.63	1,969.69	496.24	216.10	254.18	797.09	913.82	309.39	78.98	61.77

TABLE 8
General + Mental Health + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.62	187.14	104.51	77.72	142.70	83.74	286.26	171.39	443.95	12,591.19	1,898.85	489.44	240.71	271.47	827.56	902.95	326.73	110.64	89.20
02	816.22	160.56	91.04	68.95	124.44	74.21	246.82	148.33	383.01	10,685.97	1,613.03	416.82	205.95	232.05	703.69	767.64	326.73	99.85	80.49
03	984.49	193.60	112.04	86.98	153.38	92.95	298.07	178.99	462.71	13,084.04	1,967.75	512.13	255.14	285.73	856.88	936.11	326.73	102.67	82.81
04	988.25	194.20	109.96	83.23	150.27	88.99	299.51	179.57	465.12	13,465.98	2,025.19	524.12	258.85	290.81	882.30	963.99	326.73	96.62	77.94
05	1,115.01	218.99	126.78	98.55	173.52	104.52	336.83	201.17	523.02	14,525.38	2,179.65	567.54	282.48	315.88	947.74	1,036.17	326.73	91.33	73.68
06	1,026.37	201.62	115.51	88.69	157.98	94.39	308.71	184.10	479.01	13,112.16	1,971.20	511.79	253.97	284.72	857.56	936.79	326.73	88.93	71.72
07	972.69	191.16	110.70	86.03	151.52	91.59	293.45	175.51	455.46	13,646.23	2,051.91	533.55	265.41	297.34	892.93	975.41	326.73	87.59	70.65
08	958.77	188.57	113.43	91.90	155.67	97.51	289.95	173.98	450.05	12,462.32	1,875.42	490.45	246.25	275.13	816.84	892.13	326.73	94.94	76.56
09	1,039.35	204.34	119.58	94.02	163.80	100.12	313.75	187.92	486.90	14,400.21	2,163.24	563.00	280.25	313.66	940.88	1,028.15	326.73	97.93	78.98
10	1,034.51	203.27	115.48	87.76	157.86	93.72	310.07	184.75	480.84	17,971.77	2,694.35	698.46	345.06	386.60	1,169.51	1,278.60	326.73	107.51	86.68
11	1,192.88	234.21	138.30	109.27	188.01	112.91	358.11	212.96	555.69	15,061.70	2,258.14	592.74	295.97	328.28	981.81	1,073.85	326.73	137.29	110.70
6B *	1,025.87	201.53	115.46	88.65	157.91	94.35	308.56	184.02	478.78	13,110.97	1,971.03	511.75	253.94	284.70	857.48	936.71	326.73	88.93	71.72

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-C, Page 4 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Manatee, Polk
Area 6B *	Hillsborough
Area 7	Brevard, Orange, Osceola, Seminole
Area 8	Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9	Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe

AHCA Contract No. FA905, Attachment I, Exhibit 2-NR-C, Page 5 of 5